SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934

[X]   Filed by the Registrant
[ ]   Filed by a Party other than the Registrant

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e) (2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material under Rule 14a-12

                  GENERAL EMPLOYMENT ENTERPRISES, INC.
           (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i) (4)
       and 0-11.
      (1) Title of each class of securities to which transaction applies: __________________________________________________
      (2) Aggregate number of securities to which transaction applies:
          ___________________________________________________________
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          ___________________________________________________________
      (4) Proposed maximum aggregate value of transaction: __________
      (5) Total fee paid: ____________________________________________

[ ]   Fee paid previously with preliminary materials.
[ ]   Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)   Amount Previously Paid: ______________________________________
(2)   Form, Schedule or Registration Statement No.:_________________
(3)   Filing Party:_________________________________________________
(4)   Date Filed: __________________________________________________




                     GENERAL EMPLOYMENT ENTERPRISES, INC.

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                    To be held Monday, February 26, 2007



To the Shareholders of

GENERAL EMPLOYMENT ENTERPRISES, INC.

     You are cordially invited to attend the Annual Meeting of Shareholders of General Employment Enterprises, Inc. which will be held in the Lane Room of the Hilton Suites Hotel, 10 Drury Lane, in Oakbrook Terrace, Illinois 60181, on Monday, February 26, 2007, at 9:00 a.m., local time.
Directions to the meeting can be obtained by contacting the Company's Investor Relations Department at One Tower Lane, Suite 2200, Oakbrook Terrace, IL 60181, or by calling (630) 954-0495.

The purpose of the meeting is:

     1. To elect seven directors of the Company;
     2. To consider and vote upon a proposal to approve the Amended and Restated General Employment Enterprises, Inc.
        1997 Stock Option Plan; and
     3. To act upon such other matters as may properly be brought before the meeting.

     Shareholders of record at the close of business on January 2, 2007 will be entitled to vote at the meeting. Whether or not you are able to attend the meeting in person, please vote as soon as possible. You may vote by signing the enclosed proxy card and mailing it in the envelope provided.

                                    By Order of the Board of Directors


                                    Nancy C. Frohnmaier
                                    Vice President and
                                    Corporate Secretary


Oakbrook Terrace, Illinois
January 23, 2007



                           YOUR VOTE IS IMPORTANT

Even if you plan to attend the Annual Meeting, you are urged to sign, date and promptly return your proxy in the enclosed postage paid envelope so that your shares can be voted in accordance with your wishes. If you attend the meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.



                     GENERAL EMPLOYMENT ENTERPRISES, INC.
                          Oakbrook Terrace Tower
                        One Tower Lane, Suite 2200
                        Oakbrook Terrace, IL  60181


                              PROXY STATEMENT
                   FOR 2007 ANNUAL MEETING OF SHAREHOLDERS



     This statement and the accompanying proxy card, which are first being sent to shareholders on approximately January 23, 2007, are being furnished in connection with a solicitation of proxies by the Board of Directors of General Employment Enterprises, Inc. (the "Company"), an Illinois corporation, to be voted at the Annual Meeting of Shareholders to be held on Monday, February 26, 2007, at 9:00 a.m., local time, in the Lane Room of the Hilton Suites Hotel, 10 Drury Lane, Oakbrook Terrace, Illinois 60181.


                       VOTING RIGHTS AND SOLICITATION

     The voting securities of the Company entitled to be voted at the Annual Meeting are the shares of Common Stock, of which there were 5,148,265 outstanding on January 2, 2007, the record date for the Annual Meeting. Shareholders are entitled to one vote for each share held except that, in elections for directors, each shareholder has cumulative voting rights. When voting cumulatively, each shareholder has the number of votes equal to the number of directors to be elected (seven) multiplied by the number of his or her shares. Such number of votes may be divided equally among all nominees, may be cumulated for one nominee, or may be distributed on any basis among as many nominees as is desired.

     Each proxy that is properly signed and received before the Annual Meeting will, unless such proxy has been revoked, be voted in accordance with the instructions on such proxy. If no instruction is indicated on the proxy card, the shares will be voted for election of the seven nominees for director listed in this proxy statement, and for approval of the Amended and Restated General Employment Enterprises, Inc. 1997 Stock Option Plan. The persons authorized to vote shares represented by executed proxies in the enclosed form (if authority to vote for the election of directors is not withheld) will have full discretion and authority to vote cumulatively and to allocate votes among any or all of the listed nominees for director as they may determine or, if authority to vote for a specified candidate or candidates has been withheld, among those nominees for whom authority to vote has not been withheld. In any case, and notwithstanding the foregoing, the proxies may be voted for less than the entire number of nominees if any situation arises which, in the opinion of the proxy holders, makes such action necessary or desirable. Proxies given may be revoked at any time before the voting thereof by delivering to the Company a written statement revoking the proxy or a subsequently dated proxy, or by attending the meeting and voting in person.

     A quorum of shareholders is necessary to take action at the Annual Meeting. A majority of the total outstanding shares of Common Stock of the Company, represented in person or by proxy, will constitute a quorum for purposes of the meeting. Abstentions or broker non-votes will be treated as shares of Common Stock that are present for purposes of determining the presence of a quorum. "Broker non-votes" refers to a broker or other nominee holding shares for a beneficial owner not voting on a proposal because the broker or other nominee does not have discretionary voting power regarding that item and has not received instructions from the beneficial owner.

     Directors are elected by the affirmative vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote. Withheld votes will have the effect of votes against the directors. Broker non-votes will not affect the outcome of the vote.

     The affirmative vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote is required to approve the Amended and Restated General Employment Enterprises, Inc. 1997 Stock Option Plan. With respect to this proposal, shareholders may vote for or against the proposal, or they may abstain. Abstentions will have the effect of votes against the proposal. Broker non-votes will not affect the outcome of the vote.


Manner and Costs of Solicitation

     The cost of preparing, assembling and mailing the proxy materials and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket expenses of transmitting copies of the proxy materials to the beneficial owners of shares held of record by such persons will be borne by the Company. The Company does not intend to solicit proxies otherwise than by the use of mail, but certain officers and regular employees of the Company or its subsidiary, without additional compensation, may use their personal efforts by telephone or otherwise, to obtain proxies.



                 PROPOSAL 1 - ELECTION OF DIRECTORS

     Seven directors are to be elected at the Annual Meeting, to serve until the 2008 Annual Meeting of Shareholders, or until their successors are elected and qualified. Proxies will be voted, unless otherwise indicated, for the election of the nominees named below. The persons authorized to vote shares represented by executed proxies in the enclosed form (if authority to vote for the election of directors is not withheld) will have full discretion and authority to vote cumulatively and to allocate votes among any or all of the listed nominees for director as they may determine or, if authority to vote for a specified candidate or candidates has been withheld, among those nominees for whom authority to vote has not been withheld. In any case, and notwithstanding the foregoing, the proxies may be voted for less than the entire number of nominees if any situation arises which, in the opinion of the proxy holders, makes such action necessary or desirable.


Nominees

The following information is furnished with respect to each nominee for election as a director:

DENNIS W. BAKER, age 60 - Treasurer of CF Industries Holdings, Inc., Long Grove, Illinois, where he has been employed for more than thirty years in various financial capacities. Mr. Baker joined the Company's Board in 2000.

SHELDON BROTTMAN, age 72 - Director of the Company since 1991; is an attorney, and for more than ten years, has operated a real estate management and development business.

ANDREW DAILEY, age 37 - Managing Director of Headlands Advisors, a strategic advisory and consulting firm since 2004; was a partner at Jetstream Group, a technology management consulting firm from 2002 to 2004, and from 2001 to 2002, was head of U.S. research for Hagstromer & Qviberg, a Scandinavian investment bank.

DELAIN G. DANEHEY, age 72 - Director of the Company since 1995; formerly with the auditing firm of Ernst & Young LLP for 31 years, and was a partner when he retired from the firm in 1991.

HERBERT F. IMHOFF, JR., age 57 - Director of the Company since 1986; named Chairman of the Board and Chief Executive Officer in 2001; has been President and Chief Operating Officer since 1997 and had previously been Executive Vice President since 1986; has served as the Company's general counsel since 1982.

JOSEPH F. LIZZADRO, age 69 - Chairman Emeritus of L&H Company, Oak Brook, Illinois, an electrical contracting firm, where he had been employed since 1963. Mr. Lizzadro also serves as a director of Auth-Florence, Inc., Naperville, Illinois. He joined the Company's Board in 2000.

KENT M. YAUCH, age 60 - Director of the Company since 2001; was named Vice President in 2001 and has served as Chief Financial Officer and Treasurer of the Company since 1996; had previously been Treasurer and Controller since 1991.

     All of the foregoing nominees, except Mr. Dailey, are currently serving as directors of the Company and all, except Mr. Dailey, were elected by the shareholders at the last Annual Meeting. Each of the above-named nominees has agreed to serve, if elected.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION
       OF EACH OF THE INDIVIDUALS NOMINATED FOR ELECTION AS A DIRECTOR.

                                     2



      INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors meets on a regularly scheduled basis to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. The Board held five meetings during the last fiscal year. No director of the Company attended fewer than 75% of the total meetings of the Board and Committee meetings on which such Board members served during this period.

     The members of the Board of Directors are expected to attend the Company's Annual Meeting of Shareholders. All of the then current directors were present at the prior year's annual meeting, which was held on February 27, 2006.

     The Board of Directors has established a procedure by which shareholders of the Company can communicate with the Board of Directors. Shareholders interested in communicating with the Board as a group or with individual directors may do so, in writing. Correspondence to the directors should be sent by regular mail c/o the Corporate Secretary, General Employment Enterprises, Inc., One Tower Lane, Suite 2200, Oakbrook Terrace, IL 60181. Any such correspondence will be reviewed by the Corporate Secretary, who will then forward it to the appropriate parties. Communications that are solicitations or deemed to be irrelevant to the Board's responsibilities may be discarded, at the discretion of the Corporate Secretary.

     There are four standing committees of the Board of Directors, which are the Executive Committee, the Audit Committee, the Compensation and Stock Option Committee, and the Nominating Committee.


Executive Committee

     The Board of Directors has an Executive Committee consisting of the Board of Directors as a whole, and meetings of the Committee may be called or requested by the Chairman of the Board or a majority of the directors. The Executive Committee is authorized to act upon all matters requiring Board approval except the declaration of dividends, corporate reorganization, and merger and acquisition decisions. As provided in the By-Laws of the Company, a majority of the directors constitutes a quorum for the purpose of transacting Committee business. No Executive Committee meetings were held in fiscal 2006.


Audit Committee

     The Audit Committee is composed of four non-employee directors:  Delain
G. Danehey (Chairman), Dennis W. Baker, Sheldon Brottman, and Joseph F. Lizzadro. The Board of Directors has determined that Mr. Danehey and Mr. Baker are each an "audit committee financial expert" as defined by rules of the Securities and Exchange Commission. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as an appendix to this proxy statement.

     The Audit Committee is primarily concerned with the effectiveness of the Company's accounting policies and practices, its financial reporting and its internal accounting controls. In addition, the Audit Committee reviews and approves the scope of the annual audit of the Company's books, reviews the findings and recommendations of the independent auditors at the completion of their audit, and approves annual audit fees and the selection of an auditing firm. The Audit Committee met four times during fiscal 2006. In addition, the Chairman of the Audit Committee participated in three quarterly meetings in fiscal 2006, to review earnings press releases and the Company's filings on Form 10-QSB with members of management and the Company's independent auditors.

                                     3



Compensation and Stock Option Committee

     The Compensation and Stock Option Committee is composed of four non-employee directors: Sheldon Brottman (Chairman), Dennis W. Baker, Delain
G. Danehey, and Joseph F. Lizzadro. The Committee reviews and establishes the Company's compensation policies and practices, including salary and incentive compensation programs for the executive officers of the Company, and also oversees the administration of the Company's stock option plans. The Committee has the power to determine from time to time the individuals to whom options shall be granted, the number of shares to be covered by each option, the time or times at which options shall be granted, and the terms of such options. The Compensation and Stock Option Committee met once during fiscal 2006.


Nominating Committee

    The Nominating Committee is composed of four non-employee directors:
Dennis W. Baker (Chairman), Sheldon Brottman, Delain G. Danehey, and Joseph
F. Lizzadro. The Board of Directors has adopted a written charter for the Nominating Committee, a copy of which was attached as an appendix to the proxy statement prepared in connection with the February 28, 2005 Annual Meeting of Shareholders.

     The functions of the Nominating Committee are to assist the Board of Directors in identifying, interviewing and recommending to the Board of Directors qualified candidates to fill positions on the Board. The Nominating Committee met once during fiscal 2006.

     In evaluating candidates to serve on the Company's Board of Directors, consideration is given to the level of experience, financial literacy and business acumen of the candidate. In addition, qualified candidates for director are those who, in the judgment of the Committee, have significant decision making responsibility, with business, legal or academic experience. The Nominating Committee will consider recommendations for board candidates that are received from various sources, including directors and officers of the Company, other business associates and shareholders, and all candidates will be considered on an equal basis, regardless of source. To be considered by the Committee, nominations from shareholders must be submitted according to the procedures described below.


Nominations for Directors

     The By-Laws of the Company establish procedures for the nomination of candidates for election to the Board of Directors. The By-Laws provide that the nominations may be made by the Board of Directors or by a committee appointed by the Board of Directors. Any shareholder entitled to vote in the election of directors generally may make nominations for the election of directors to be held at an annual meeting of shareholders, provided that such shareholder has given actual written notice of his intent to make such nomination or nominations to the Secretary of the Company not later than sixty days before the anniversary date of the immediately preceding annual meeting of shareholders. Each such notice must set forth (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings involving any two or more of the shareholders, each such nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder or relating to the Company or its securities or to such nominee's service as a director if elected; (d) such other information regarding such nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Company, if so elected.


Director Independence

     The Board of Directors has determined that the following current members are "independent directors" as defined by the rules of the American Stock
Exchange:  Messrs. Baker, Brottman, Danehey and Lizzadro.

                                     4



                           DIRECTORS AND OFFICERS

Executive Officers

     The executive officers of the Company are as follows:

Name                        Age   Position

Herbert F. Imhoff, Jr.      57   Chairman of the Board and Chief Executive
                                 Officer, and President and Chief Operating
                                 Officer

Marilyn L. White            56   Vice President

Kent M. Yauch               60   Vice President, Chief Financial Officer
                                 and Treasurer

     Ms. White was elected Vice President in 1996, and is responsible for the Company's branch operations.

     All executive officers are elected annually by the Board of Directors at the first meeting of the Board held following each annual meeting of shareholders, and they hold office until their successors are elected and qualified.


Section 16(a) Beneficial Ownership Reporting Compliance

     Directors and officers of the Company are required to report to the Securities and Exchange Commission, by a specified date, their transactions related to General Employment Enterprises, Inc. Common Stock. Based solely on review of the copies of these reports furnished to the Company and written representation that no other reports were required, the Company believes that during the 2006 fiscal year, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except that Ms. White was late with a Form 4 filing.



      SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Listed in the following table is information concerning persons known to the Company to be beneficial owners of more than five percent of the Company's outstanding Common Stock. Except as noted otherwise, the information is as of January 2, 2007:

Name and Address                  Amount and Nature of           Percent
of Beneficial Owner               Beneficial Ownership*          of Class

Herbert F. Imhoff, Jr.                  601,678 (1)              11.35%
One Tower Lane, Suite 2200
Oakbrook Terrace, IL  60181

Daniel Zeff                             513,580 (2)               9.98
50 California Street, Suite 1500
San Francisco, CA  94111

Spectrum Galaxy Fund Ltd.               303,246 (3)               5.90

*Unless noted otherwise, the named persons have sole voting and dispositive power over the shares listed.

 (1) Includes 10,161 shares held by Mr. Imhoff, Jr.'s son and 152,193 option shares exercisable by Mr. Imhoff, Jr. within 60 days of record date.
 (2) Based on Schedule 13D/A filed by Daniel Zeff with the Securities and Exchange Commission on December 29, 2006. According to the Schedule 13D/A, Mr. Zeff beneficially owns 513,580 shares, which includes 303,246 shares held by Spectrum Galaxy Fund Ltd.
 (3) Based on Schedule 13D/A filed by Daniel Zeff with the Securities and Exchange Commission on December 29, 2006.

                                     5



     The following information is furnished as of January 2, 2007, to indicate the beneficial ownership of the Company's outstanding Common Stock by each director, director nominee and named executive officer, as defined below, individually, and all directors, director nominees and executive officers as a group:

                                       Amount and Nature of        Percent
Name of Beneficial Owner              Beneficial Ownership*       of Class

Dennis W. Baker                              8,460                    **%
Sheldon Brottman                            61,851(1)               1.20
Andrew Dailey                                   --                    **
Delain G. Danehey                           28,456(1)                 **
Herbert F. Imhoff, Jr.                     601,678(2)              11.35
Joseph F. Lizzadro                          24,000(3)                 **
Marilyn L. White                            61,098(4)               1.17
Kent M. Yauch                               43,444(5)                 **

All directors, director nominees
and executive officers as a group          828,987(6)              15.74
(eight persons)

*Unless noted otherwise, the named individuals have sole voting and dispositive power over the shares listed.

**Represents less than 1%.

 (1) Includes 25,731 option shares exercisable within 60 days of record date.
 (2) Includes 10,161 shares held by Mr. Imhoff, Jr.'s son and 152,193 option shares exercisable by Mr. Imhoff, Jr. within 60 days of record date.
 (3) Includes 5,000 option shares exercisable within 60 days of record date.
 (4) Represents option shares exercisable within 60 days of record date.
 (5) Includes 39,444 option shares exercisable within 60 days of record date.
 (6) Includes 10,161 shares held by Mr. Imhoff, Jr.'s son, and 309,197 option shares exercisable by members of the group within 60 days of record date.



              COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth certain information regarding compensation awarded, earned or paid during each of the Company's last three fiscal years to the individual serving as the Company's Chief Executive Officer during fiscal 2006 and the other two individuals serving as executive officers at the end of the 2006 fiscal year. These individuals are sometimes herein referred to as the "named executive officers."

                          Summary Compensation Table

                                              Annual             All Other
Name and                     Fiscal        Compensation          Compen-
Principal Position           Year       Salary      Bonus        sation*

Herbert F. Imhoff, Jr.       2006      $450,000    $40,260       $48,300
Chairman and Chief           2005       412,500     70,710        48,150
Executive Officer, and       2004       360,000         --         3,075
President and Chief
Operating Officer

Marilyn L. White             2006      $180,000    $    --       $20,970
Vice President               2005       180,000     18,000        11,700
                             2004       162,000         --         2,430

Kent M. Yauch                2006      $160,000    $    --       $18,640
Vice President, Chief        2005       160,000     16,000        10,400
Financial Officer and        2004       144,000         --         2,160
Treasurer

*Amounts represent contributions to the Company's defined contribution retirement plans.

                                     6



     The following table shows grants of stock options in fiscal 2006 to each named executive officer.

                     Option Grants in Last Fiscal Year
                             Individual Grants*

                                    Percent
                                    of Total
                        Number of   Options
                        Securities  Granted to  Exercise              Grant
                        Underlying  Employees   or Base      Expir-   Date
                        Options     in Fiscal   Price        ation    Present
Name                    Granted     Year        Per Share    Date     Value**

Herbert F. Imhoff, Jr.  40,000       50%         $1.63      9/24/16   $30,000
Marilyn L. White        20,000       25           1.63      9/24/16    15,000
Kent M. Yauch           20,000       25           1.63      9/24/16    15,000

*All options were granted on September 25, 2006 at option prices that were equal to the market price per share on the date of grant. They become exercisable in two equal parts on the first and second anniversaries of the date of grant.

**The grant date present value of stock options was estimated to be $0.75 per share. This estimate was made using the Black-Scholes option pricing model and the following weighted average assumptions: expected option life of four years, stock price volatility of 54%, risk-free interest rate of 4.5% and no stock dividends. These values are not intended to reflect future stock price appreciation, if any.


     No options were exercised by the named executive officers during fiscal 2006. The following table shows information with respect to each named executive officer concerning unexercised options held as of September 30, 2006.

                       Fiscal Year-End Stock Option Values

                          Number of Securities        Value of Unexercised
                         Underlying Unexercised           In-the-Money
                           Options at F/Y End          Options at F/Y End*
Name                   Exercisable  Unexercisable   Exercisable  Unexercisable

Herbert F. Imhoff, Jr. 152,193         40,000         $84,820       $2,400
Marilyn L. White        61,098         20,000          46,811        1,200
Kent M. Yauch           39,444         20,000          28,839        1,200

*Based on the spread between $1.69, the closing price of the Company's Common Stock on September 30, 2006, and the option price per share.


Employment Agreements

     The Company has an employment agreement with Mr. Imhoff, Jr. to serve as Chairman of the Board and Chief Executive Officer, and President and Chief Operating Officer. It provides for a continuous three-year term of employment, at a minimum annual base salary of $450,000. Under the terms of the agreement, Mr. Imhoff, Jr. is also eligible to earn an annual performance bonus and is entitled to receive certain perquisites and benefits. In the event the Company would terminate his employment for any reason other than for cause, Mr. Imhoff, Jr. would be entitled to continue to receive compensation and benefits for a period of three years. Mr. Imhoff, Jr.'s agreement was amended to reflect his offer to waive 20% of his base salary from August 2002 through February 2005.

     The Company has employment agreements with Ms. White and Mr. Yauch. Under the terms of their agreements, these employees would be entitled to continuation of base salary for a one-year period as well as continuation of certain employee welfare benefits, if their employment were terminated following a change in control of the Company.

                                     7



Retirement Plans

     The Company has a 401(k) retirement plan in which all full-time employees may participate after one year of service. In addition, the Company has a deferred compensation plan for certain officers. Under the plan, the Company contributes a percentage of each participant's earnings to a trust under a defined contribution arrangement. The participants direct the investments of the trust, and the Company does not guarantee investment performance. Participant account balances are payable upon retirement or termination from the Company, subject to certain vesting requirements.


Compensation of Directors

     During fiscal 2006, non-employee directors were paid a retainer of $2,000 per month. They did not receive any additional compensation for attendance at Board meetings or for service on Board committees. Employees of the Company do not receive any compensation for their service on the Board of Directors.


             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report on Form 10-KSB with management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements.

     The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under auditing standards of the Public
Company Accounting Oversight Board (United States). In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of non-audit services with the auditors' independence.

     The Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal control, and the overall quality of the Company's financial reporting. The Committee held four meetings during fiscal year 2006.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended September 30, 2006 for filing with the Securities and Exchange Commission.

     The Audit Committee has also discussed with representatives of BDO Seidman, LLP their proposal to serve as independent auditors of the Company for the year ending September 30, 2007, and based on these discussions, the Committee approved the selection of BDO Seidman, LLP.

                 Audit Committee of the Board of Directors
                     Delain G. Danehey, Committee Chair
                              Dennis W. Baker
                             Sheldon Brottman
                            Joseph F. Lizzadro

                                     8



                    RELATIONSHIP WITH INDEPENDENT AUDITORS

     The Audit Committee of the Company's Board of Directors has selected BDO Seidman, LLP to serve as the Company's independent auditors and to audit the Company's consolidated financial statements for the fiscal year ending September 30, 2007. BDO Seidman, LLP is an independent registered public accounting firm and has served as the Company's independent auditors since fiscal 2004.

     A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting of Shareholders to respond to appropriate questions and to make a statement if desired.


Independent Auditors Fees and Services

     The following table presents fees billed or expected to be billed by BDO Seidman, LLP for professional services rendered for the audit of the Company's financial statements for the fiscal years ended September 30, 2006 and 2005, and fees billed by BDO Seidman, LLP during those years for other professional services:

                                          2006           2005

                  Audit fees            $75,825        $72,250
                  Audit-related fees      6,600          6,300
                  Tax fees                4,670             --
                  All other fees             --             --


     "Audit fees" relate to services rendered for the audit of the Company's consolidated financial statements for the fiscal year and for reviews of the interim consolidated financial statements included in the Company's quarterly reports filed with the Securities and Exchange Commission.

     "Audit-related fees" relate to services rendered that are reasonably related to the audit of the Company's consolidated financial statements and are not included in "audit fees." These services include audits of the Company's 401(k) retirement plan.

     "Tax fees" relate to services rendered for tax compliance.

     The Audit Committee has determined that the provision of the non-audit services described above is compatible with maintaining the independence of BDO Seidman, LLP.

     The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent auditors, and to not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation. At the beginning of each fiscal year, the Audit Committee meets with the independent auditor and approves the fees and services to be performed for the ensuing year. On a quarterly basis, the Audit Committee reviews the fees billed for all services provided by the independent auditor for the year to date, and it pre-approves additional services if necessary. The Committee's pre-approval policies allow management to engage the independent auditor for consultations on tax or accounting matters up to an aggregate of $10,000 annually. All fees listed in the table above were approved in accordance with the Audit Committee's policies.

                                     9



    PROPOSAL 2 - AMENDED AND RESTATED GENERAL EMPLOYMENT ENTERPRISES, INC.
                         1997 STOCK OPTION PLAN


     General. The Board of Directors has established the Amended and Restated General Employment Enterprises, Inc. 1997 Stock Option Plan (the "Stock
Option Plan"), effective upon receipt of shareholder approval. The following is a summary of the Stock Option Plan, which is qualified in its entirety by reference to its full text. The General Employment Enterprises, Inc. 1997 Stock Option Plan (the "1997 Plan") was originally established effective February 24, 1997, and will expire on February 24, 2007. The Board has amended and restated the Stock Option Plan as follows:

  - to extend the term of the plan for another ten years;

  - to comply with Section 409A of the Internal Revenue Code and certain other changes in the law; and

  - to change the adjustments of shares section, which is necessary to comply with FAS 123R.

     The Stock Option Plan is intended to promote stock ownership by selected officers and employees of the Company and its subsidiaries to increase their proprietary interest in the Company and to encourage them to remain in the employ of the Company. In addition, the Stock Option Plan is intended as an additional incentive to members of the Board of Directors of the Company, who are not employees of the Company, to serve on the Board of Directors of the Company and to devote themselves to the future success of the Company. The Stock Option Plan provides for the grant of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code, and for options that do not constitute incentive stock options (referred to herein as "nonstatutory options"), as determined in each individual case by the Committee.

     Term of Stock Option Plan. Options may be awarded under the Stock Option Plan at any time after February 26, 2007 (the "effective date") until the earlier of:

  - February 26, 2017, and

  - the date on which the Board of Directors or the Committee terminates the Stock Option Plan.

     Shares Subject to the Stock Option Plan. Shareholders are not being asked to approve the issuance of any additional shares under the Stock Option Plan. Subject to adjustment as described below, the Stock Option Plan provides that the number of shares of Common Stock for which options may be granted under the Stock Option Plan shall be 160,456, which represents the number of available shares remaining for issuance under the 1997 Plan. In general, any shares of Common Stock subject to issuance upon exercise of options but which are not issued because of a surrender, forfeiture, expiration, termination or cancellation of any such option will once again be available for issuance pursuant to subsequent options. The maximum number of options that may be granted to any one person during a calendar year is 160,456.

     Administration. The Stock Option Plan is to be administered by the Compensation and Stock Option Committee (the "Committee") of the Board of Directors of the Company. The Committee will be comprised of two or more members of the Board who are "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code. The Committee will have the authority, among other things, to select the employees to whom options may be granted, to determine the terms of each option, to interpret the provisions of the Stock Option Plan and to make all other determinations that it may deem necessary or advisable for the administration of the Stock Option Plan. Each determination or other action made or taken pursuant to the Stock Option Plan by the Committee, including interpretation of the Stock Option Plan and the specific terms and conditions of the options granted thereunder, will be final and conclusive for all purposes and upon all persons.

     Eligibility. A member of the Board of Directors who is not an employee of the Company (referred to herein as a "non-employee director") is automatically eligible to participate on the date he or she becomes a non-employee director. The Committee will, from time to time, select those officers and other key employees of the Company or any of the Company's subsidiaries who are eligible to participate in the Stock Option Plan on the basis of the special importance of their services in the management, development and operations of the Company or its subsidiaries. Five non-employee directors and approximately twenty employees are currently eligible to participate in the Stock Option Plan.

                                     10



     Grants of Options. Grants of options to non-employee directors will be automatic and non-discretionary. As was the case under the 1997 Plan, each individual who is a non-employee director on the effective date of the Stock Option Plan, will automatically be granted a nonstatutory option to purchase 15,000 shares of Common Stock on the effective date of the Stock Option Plan. In addition, each individual who becomes a non-employee director (other than a non-employee director who was previously an employee-director) after the effective date of the Stock Option Plan shall be granted automatically a nonstatutory option to purchase 15,000 shares of Common Stock on the date he or she becomes a non-employee director. The Committee may from time to time grant options, which may be incentive stock options or nonstatutory stock options, to key employees of the Company.

     Terms and Conditions of Options. Each option will be evidenced by a written option award agreement specifying the type of option granted, the option exercise price (which may not be less than fair market value on the grant date), the terms for payment of the exercise price, the expiration date of the option, the number of shares of Common Stock to be subject to each option and such other terms and conditions established by the Committee, in its sole discretion, not inconsistent with the Stock Option Plan. The exercise price of nonstatutory options granted under the Stock Option Plan will be determined by the Committee and specified in each option grant, and will not be less than the fair market value of the Common Stock on the date the option is granted. "Fair market value" is the price at which one share of Common Stock is last sold in the principal United States market for such stock as of the grant date. The exercise price of incentive stock options granted under the Stock Option Plan shall be the fair market value of the Common Stock on the date the option is granted. On December 29, 2006, the closing price of the Common Stock on the American Stock Exchange was $1.67 per share.

     An incentive stock option granted under the Stock Option Plan to an employee owning more than 10% of the Company (i) must have an exercise price of at least 110% of the fair market value of the shares issuable (determined as of the date the options granted) and (ii) will expire no later than the fifth anniversary of the date the incentive stock option was granted. An incentive stock option is subject to the further restriction that the aggregate fair market value (determined as of the date of grant) of stock as to which any such incentive stock option first becomes exercisable in any calendar year shall not exceed $100,000. Options in excess of this limit would be nonstatutory options.

     Exercise of Options. In general, options granted under the Stock Option Plan will vest and become exercisable with respect to one-fifth of the total number of shares of Common Stock subject to the option as of each anniversary of the date of the option grant, provided, however, that the Committee has the authority, in its sole discretion, to shorten or lengthen the vesting and exercise schedule with respect to any or all options or portion thereof granted under the Stock Option Plan. Notwithstanding the foregoing, upon a change of control in the Company (as defined under the Stock Option Plan), all outstanding options shall become fully exercisable and all restrictions thereon will terminate in order that optionees may fully realize the benefits thereunder. Options granted under the Stock Option Plan may be exercisable for up to ten years.

     The full exercise price for all shares purchased on exercise of options granted under the Stock Option Plan may be paid in cash, in cash received from a broker-dealer to whom the optionee has submitted an exercise notice, by delivering shares of Common Stock having an aggregate fair market value on the date of exercise equal to the option exercise price, by directing the Company to withhold such number of shares of Common Stock otherwise issuable upon exercise of such option having an aggregate fair market value on the date of exercise equal to the option exercise price, by such other medium of payment as the Committee, in its discretion, shall authorize at the time of grant, or by any combination of the above. Except in instances of retirement, disability or death as provided in the Stock Option Plan or in the Committee's sole discretion, any option will terminate on the date of the optionee's termination of employment with the Company and its subsidiaries.

     Transferability of Options. Options are not transferable other than by the laws of descent and distribution, or pursuant to a qualified domestic relations order (as defined in Section 414(p) of the Internal Revenue Code). Notwithstanding the foregoing, an optionee, at any time prior to his or her death, may assign all or any portion of an option granted to him or her (other than an incentive stock option) to:

                                     11



  - the optionee's spouse or lineal descendant;

  - the trustee of a trust for the primary benefit of the optionee's spouse or lineal descendant;

  - a partnership of which the optionee's spouse and lineal descendants are the only partners; or

  - a tax exempt organization as described in Section 501(c)(3) of the Internal Revenue Code.

     Any such assignment will be permitted only if (i) the optionee does not receive any consideration therefore and (ii) the assignment is expressly permitted by the applicable option agreement as approved by the Committee.

     Amendment, Suspension or Termination. The Board of Directors or the Committee has authority to terminate, suspend or amend the Stock Option Plan, in whole or in part, from time to time without the approval of the shareholders of the Company to the extent allowed by law, provided, however, that a modification of the maximum aggregate shares of Company Stock that may be issued under the Stock Option Plan or the class of employees eligible to receive them shall require shareholder approval. The Stock Option Plan provides for appropriate adjustment in the number and kind of shares subject to the Stock Option Plan, and the number, kind and per share exercise price of shares subject to unexercised options, in the event of any change in the outstanding Common Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger or similar event.

     Change in Control. As was the case under the 1997 Plan, upon a change in control (as defined in the Stock Option Plan) of the Company, the Committee, as constituted before such change in control, is authorized, and has sole discretion, as to any option, either at the time such option is granted or any time thereafter, to take any one or more of the following actions: (i) provide for the purchase of any such option, upon the option holder's request, for an amount of cash equal to the difference between the exercise price and the then fair market value of the Common Stock covered thereby had such option been currently exercisable; (ii) make such adjustment to any such option then outstanding as the Committee deems appropriate to reflect such change in control; and (iii) cause any such option then outstanding to be assumed, by the acquiring or surviving corporation, after such change in control.

U.S. Federal Income Tax Consequences of Awards Granted under the Stock Option
Plan

     The following is a general description of the United States federal income tax consequences to optionees and the Company relating to options that may be granted under the Stock Option Plan. The plan is not qualified under the Internal Revenue Code Section 401(a). This discussion only applies to U.S. citizens and/or residents and does not purport to cover all tax consequences relating to options.

     Incentive stock options granted under the Stock Option Plan have certain advantageous tax attributes under federal income tax laws. An option holder will generally not recognize income, and the Company will not be entitled to a deduction from income, at the time of grant of an incentive stock option. If the option is exercised during employment, or within three months thereafter (or one year in the case of a permanently and totally disabled employee), the option holder will generally not recognize any income and the Company will not be entitled to a deduction. However, the excess of the fair market value of the shares on the date of exercise over the option price generally is included in computing the option holder's alternative minimum taxable income. Generally, if the option holder disposes of shares acquired by exercise of an incentive stock option within either two years after the date of grant or one year after the date of exercise, the option holder will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise over the option price (limited generally to the gain on the sale). The balance of any gain or loss will be treated as a capital gain or loss to the option holder. If shares are disposed of after the two year and one year periods described above expire, the Company will not be entitled to any deduction, and the entire gain or loss for the option holder will be treated as a long-term capital gain or loss.

     As in the case of incentive stock options, the grant of a nonstatutory stock option will not result in taxable income to the option holder for federal income tax purposes nor will the Company be entitled to an income tax deduction. Upon exercise of a nonstatutory stock option, however, the option holder will generally recognize ordinary income for federal and state income tax purposes equal to the difference between the exercise price and the fair market value of the shares acquired on the date of exercise, and the Company or the subsidiary of the Company which is the employer of the option holder, will be entitled to

                                     12



federal and state income tax deductions in the amount of the ordinary income recognized by the option holder. In general, any further gain or loss realized by the option holder on the subsequent disposition of such shares will be long-term or short-term capital gain or loss, depending on the length of time the shares are held after the option is exercised.

Compliance with Section 409A of the Internal Revenue Code

     The American Jobs Creation Act of 2004, enacted on October 22, 2004, revised the federal income tax law applicable to certain types of awards that may be granted under the Stock Option Plan. To the extent applicable, it is intended that the Stock Option Plan and any grants made under the Stock Option Plan comply with the provisions of Section 409A of the Internal Revenue Code. The Committee intends to administer the Stock Option Plan and any grants made thereunder in a manner consistent with the requirements of
Section 409A, and to make such amendments (including retroactive amendments) to the Stock Option Plan and any other grants made thereunder as required by
Section 409A on a timely basis. Any reference to Section 409A will also include any proposed temporary or final regulations, or any other guidance, promulgated with respect to such Section by the U.S. Department of Treasury or the Internal Revenue Service.

New Plan Benefits and Other Matters

     If the Stock Option Plan is approved by shareholders, the Stock Option Plan shall become effective upon such approval and each individual who is a non-employee director at that time will receive a grant of a nonstatutory option to purchase 15,000 shares of Common Stock upon such approval and effectiveness of the Stock Option Plan. The Committee has discretion to determine the type, terms and conditions and recipients of options granted under the Stock Option Plan. Accordingly, it is not possible to determine the amount of the awards that will be received by any officer or other employee of the Company under the Stock Option Plan if the Stock Option Plan is approved. However, reference is made to the table entitled "Option Grants in Last Fiscal Year" under the heading "Compensation of Directors and Executive Officers" included in this proxy statement, which sets forth the options granted to executive officers of the Company under the 1997 Plan during 2006.

     The following chart summarizes the grants of options to executive officers, employees and non-employee directors that will be made automatically upon approval of the Stock Option Plan.


                              New Plan Benefits

Name and Position                                     Number of Options

Herbert F. Imhoff, Jr., Chairman and                          --
   Chief Executive Officer, and
   President and Chief Operating Officer

Marilyn L. White, Vice President                              --

Kent M. Yauch, Vice President,                                --
   Chief Financial Officer and Treasurer

All executive officers as a group                             --

All directors as a group, excluding executive officers    75,000

All employees as a group, excluding executive officers        --


Vote Required

     The affirmative vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote is required to approve this proposal.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
                     FOR THE STOCK OPTION PLAN.

                                     13



                             EQUITY COMPENSATION PLANS

     Securities authorized for issuance under equity compensation plans were as follows as of September 30, 2006:

                                                             Number of securi-
                                                             ties remaining
                       Number of                             available for
                       securities to                         future issuance
                       be issued upon                        under equity
                       exercise of      Weighted-average     compensation
                       outstanding      exercise price       plans (excluding
                       options,         of outstanding       securities
                       warrants         options, warrants    reflected in
Plan category          and rights       and rights           first column)

Equity compensation
plans approved by
security holders          515,332         $1.16                 203,017

Equity compensation
plans not approved
by security holders            --            --                     --

Total                     515,332         $1.16                 203,017



                            OTHER MATTERS

Proposals of Shareholders

     In order to be considered for inclusion in the Proxy Statement for the 2008 Annual Meeting of Shareholders, any shareholder proposal to take action at that meeting must be received by the Company at its address hereinabove, on or before September 19, 2007. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

     In addition, any shareholder wishing to bring business before an annual meeting must comply with certain provisions in the Company's By-Laws. The Company's By-Laws establish an advance notice procedure with regard to certain matters to be brought before an annual meeting of shareholders of the Company other than by or at the direction of the Board of Directors of the Company. Such notice generally must be delivered to or mailed to and received by the Secretary at the principal executive offices of the Company not less than 30 days nor more than 60 days before the meeting. The shareholder must also comply with certain other provisions set forth in the Company's By-Laws relating to the bringing of business before an annual meeting. For a copy of the Company's By-Laws, which includes the provisions relating to the bringing of business before an annual meeting, an interested shareholder should contact the Secretary of the Company, in writing, at Oakbrook Terrace Tower, One Tower Lane, Suite 2200, Oakbrook Terrace, Illinois 60181.

                                     14



Availability of Form 10-KSB

     The Company will furnish, upon request and without charge to each shareholder from whom it solicits proxies, a copy of its current annual report on Form 10-KSB, without exhibits, filed with the Securities and Exchange Commission. Requests should be in writing and addressed to:

                Investor Relations Department
                General Employment Enterprises, Inc.
                Oakbrook Terrace Tower
                One Tower Lane, Suite 2200
                Oakbrook Terrace, Illinois  60181
                or e-mail to invest@genp.com


Other Business

     At the date of this Proxy Statement, the Board of Directors is not aware of any matters, other than those stated above, that may be brought before the meeting. However, if any other matters shall properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment on such matters.

                                     15





                                 APPENDIX A

                            AUDIT COMMITTEE CHARTER


Organization
This charter governs the operations of the Audit Committee. The Committee shall review and reassess the Charter at least annually and obtain the approval of the Board of Directors. The Committee shall be members of, and appointed by, the Board of Directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the Committee shall be considered independent as long as they do not accept any consulting, advisory, or other compensatory fee from the Company and are not an affiliated person of the Company or its subsidiary, and meet the independence requirements of the American Stock Exchange listing standards. All Committee members shall be financially literate, and at least one member shall be a "financial expert," as defined by regulations of the Securities and Exchange Commission (the "SEC").

Purpose
The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to: the integrity of the Company's financial statements; the financial reporting process; the systems of internal accounting and financial controls; the performance of the Company's independent auditors; the independent auditor's qualifications and independence; and the Company's compliance with ethics policies and legal and regulatory requirements. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, and management of the Company.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties.

Duties and Responsibilities
The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with accounting principles generally accepted in the United States of America. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements.

The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior. The following shall be the principal duties and responsibilities of the Audit Committee. These are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

The Committee shall be directly responsible for the appointment and termination, compensation, and oversight of the work of the independent auditors, including resolution of disagreements between management and the auditors regarding financial reporting. The Committee shall pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation. The Committee may delegate pre-approval authority to a member of the Audit Committee. The decision of any Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting.

At least annually, the Committee shall obtain and review a report by the independent auditors describing:

  - The firm's internal quality control procedures.

                                     16



  - Any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

  - All relationships between the independent auditors and the Company (to assess the auditor's independence).

In addition, the Committee shall set clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and stock exchange listing standards.

The Committee shall discuss with the independent auditors the overall scope and plans for their audits, including the adequacy of staffing and compensation. Also, the Committee shall discuss with management and the independent auditors, the adequacy and effectiveness of the accounting and financial controls, including the Company's policies and procedures to assess, monitor, and manage business risk, and legal and ethical compliance programs (e.g., Company's Code of Ethics).

The Committee shall meet separately periodically with management, and the independent auditors to discuss issues and concerns warranting Committee attention. The Committee shall provide sufficient opportunity for the independent auditors to meet privately with the members of the Committee. The Committee shall review with the independent auditors any audit problems or difficulties and management's response.

The Committee shall receive regular reports from the independent auditors on the critical policies and practices of the Company, and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management.

The Committee shall review management's assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors' report on management's assertion.

The Committee shall review and discuss earnings press releases, as well as financial information provided to analysts prior to their release. The Committee shall review the interim financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company's Quarterly Report with the SEC. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally applicable auditing standards. The chair of the Committee may represent the entire Committee for the purposes of these reviews.

The Committee shall review with management and the independent auditors the financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company's Annual Report filed with the SEC (or the annual report to shareholders if distributed prior to the filing with the SEC), including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under auditing standards of the Public Company Accounting Oversight Board (United States).

The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

The Committee shall review and approve transactions between the Company and parties related to the Company.

The Committee shall review corporate attorneys' reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

The Committee shall prepare a report to be included in the Company's annual proxy statement, as required by SEC regulations.

The Committee shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively.

                                     17





                                  APPENDIX B

             AMENDED AND RESTATED GENERAL EMPLOYMENT ENTERPRISES, INC.
                            1997 STOCK OPTION PLAN


Section 1.  Purpose.

     The purpose of the Amended and Restated General Employment Enterprises, Inc. 1997 Stock Option Plan (the "Plan") is to benefit General Employment Enterprises, Inc. (the "Company") and its Subsidiaries (as defined in
Section 2) by recognizing the contributions made to the Company by officers and other key employees (including members of the Board of Directors of the Company ("the Directors") who are also employees) of the Company and its Subsidiaries, to provide such persons with additional incentive to devote themselves to the future success of the Company, and to improve the ability of the Company to attract, retain and motivate individuals, by providing such persons with a favorable opportunity to acquire or increase their proprietary interest in the Company. In addition, the Plan is intended as an additional incentive to members of the Board of Directors of the Company who are not employees of the Company ("Non-Employee Directors") to serve on the Board of Directors of the Company (the "Board") and to devote themselves to the future success of the Company by providing them with a favorable opportunity to acquire or increase their proprietary interest in the Company through receipt of options to acquire common stock of the Company.

     The Company may grant stock options that constitute "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or stock options that do not constitute ISOs ("NSOs") (ISOs and NSOs being hereinafter collectively referred to as "Options").

Section 2.  Eligibility.

     Non-Employee Directors shall participate in the Plan only in accordance with the provisions of Section 5.2 of the Plan. The Committee (as defined in Section 3) shall initially, and from time to time thereafter, select those officers and other key employees (including Directors of the Company who are also employees) (collectively referred to herein as "Key Employees") of the Company or any other entity of which the Company is the direct or indirect beneficial owner of not less than fifty percent (50%) of all issued and outstanding equity interests ("Subsidiaries"), to participate in the Plan on the basis of the special importance of their services in the management, development and operations of the Company or its Subsidiaries (each such Key Employee receiving Options granted under the Plan is referred to herein as an "Optionee"). The determination of whether an individual is an employee shall be made at the time of grant in accordance with Code Section 3401(c) and the regulations thereunder.

Section 3.  Administration.

     3.1 The Committee. The Plan shall be administered by the Compensation and Stock Option Committee (the "Committee") of the Board of Directors of the Company (the "Board"). The Committee shall be comprised of two (2) or more members of the Board who are "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934.



     3.2 Authority of the Committee. No person, other than members of the Committee, shall have any authority concerning decisions regarding the Plan. Notwithstanding the foregoing, the Committee may delegate its nondecision making authority, hereunder, and the person or persons to whom such authority is delegated may in turn make subsequent delegations. Subject to the express provisions of this Plan, the Committee shall have sole discretion concerning matters relating to the Plan and Options granted hereunder. The Committee, in its sole discretion, shall determine the Key Employees of the Company and its Subsidiaries to whom, and the time or times at which Options will be granted, the number of shares to be subject to each Option, the expiration date of each Option, the time or times within which the Option may be exercised, the cancellation of the Option (with the consent of the holder thereof) and the other terms and conditions of the grant of the Option. The terms and conditions of the Options need not be the same with respect to each Optionee or with respect to each Option.

     The Committee may, subject to the provisions of the Plan, establish such rules and regulations as it deems necessary or advisable for the proper administration of the Plan, and may make determinations and may take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Notwithstanding the foregoing, (i) with respect to any Option intended to be an ISO, the Plan, and the Option Agreement evidencing said ISO, shall be construed in a manner consistent with Code
Section 422 and the regulations thereunder, and (ii) the Plan and any Option Agreement shall be construed in a manner consistent with Code Section 409A. Each determination or other action made or taken pursuant to the Plan, including interpretation of the Plan and the specific terms and conditions of the Options granted hereunder by the Committee as evidenced in an Option Agreement, shall be final and conclusive for all purposes and upon all persons including, but without limitation, the Company, its Subsidiaries, the Committee, the Board, officers and the affected employees of the Company and/or its Subsidiaries and their respective successors in interest.

     No member of the Committee shall, in the absence of bad faith, be liable for any act or omission with respect to service on the Committee. Service on the Committee shall constitute service as a Director of the Company so that members of the Committee shall be entitled to indemnification pursuant to the Company's Certificate of Incorporation and By-Laws.


Section 4.  Shares of Common Stock Subject to Plan.

     4.1 The total number of shares of common stock, no par value, of the Company (the "Common Stock"), that are available for issuances under the Plan may be issued and sold under the Plan within the Applicable Period (as defined below) shall be 160,456. For purposes of the preceding sentence, Applicable Period shall be the ten-year period commencing on February 26, 2007 and ending on February 26, 2017. The aforementioned total number of shares of Common Stock shall be adjusted in accordance with the provisions of Section
4.2 hereof. Notwithstanding the foregoing, the total number of shares of Common Stock that may be subject to ISOs under the Plan shall be 160,456 shares of Common Stock, adjusted in accordance with the provisions of Section
4.2 hereof. Any shares of Common Stock subject to issuance upon exercise of Options under the Plan or the General Employment Enterprises, Inc. 1997 Stock Option Plan but which are not issued because of a surrender (other than pursuant to Sections 7.2 or 7.3 of the Plan), forfeiture, expiration, termination or cancellation of any such Option, to the extent consistent with applicable law, rules and regulations, shall once again be available for issuance

                                2 of 12



pursuant to subsequent Options. The maximum number of Options that may be granted during a calendar year to any one person is 160,456.

     4.2 The number of shares of Common Stock subject to the Plan and to Options granted under the Plan shall be adjusted as follows: (a) in the event that the number of outstanding shares of Common Stock is changed by any stock dividend, stock split or combination of shares, the number of shares subject to the Plan and to Options previously granted thereunder shall be proportionately adjusted; (b) in the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted on an equitable basis as determined by the Board, in its sole discretion, for each share of Common Stock then subject to the Plan and for each share of Common Stock then subject to an Option granted under the Plan, the number and kind of shares of stock, other securities, cash or other property to which the holders of Common Stock of the Company are entitled pursuant to the transaction; and (c) in the event of any other change in the capitalization of the Company, the Committee, in its sole discretion, shall provide for an equitable adjustment in the number of shares of Common Stock then subject to the Plan and to each share of Common Stock then subject to an Option granted under the Plan. In the event of any such adjustment, the exercise price per share shall be proportionately adjusted.

Section 5.  Grants of Options.

     5.1 Grants of Options to Key Employees. Subject to the terms of the Plan, the Committee may from time to time grant Options, which may be ISOs or NSOs, to Key Employees of the Company or any of its Subsidiaries. Unless otherwise expressly provided at the time of the grant, Options granted under the Plan to Key Employees will be ISOs. An Option shall be considered granted when the Company completes the corporate action constituting an offer of stock for sale provided, however, that notwithstanding the foregoing, corporate action shall not be considered complete until the date on which the maximum number of shares that can be purchased and the minimum Exercise Price are fixed and determined.

     5.2 Grants of Options to Non-Employee Directors. All grants of Options to Non-Employee Directors shall be automatic and non-discretionary. Each individual who is a Non-Employee Director on the effective date of the Plan shall be granted automatically a NSO to purchase 15,000 shares of Common Stock on the effective date of the Plan. Each individual who becomes a Non-Employee Director (other than a Non-Employee Director who was previously an employee Director) after the effective date of the Plan shall be granted automatically a NSO to purchase 15,000 shares of Common Stock on the date he or she becomes a Non-Employee Director.

     5.3 Option Agreement. Each Option shall be evidenced by a written Option Agreement (in paper or electronic format) specifying the type of Option granted, the Option exercise price, the terms for payment of the exercise price, the expiration date of the Option, the number of shares of Common Stock to be subject to each Option and such other terms and conditions established by the Committee, in its sole discretion, not inconsistent with the Plan. In the event of any inconsistency between the terms of the Plan and the terms of the Option Agreement, the terms of the Plan shall govern.

                                Page 3 of 12



     5.4 Expiration. Except to the extent otherwise provided in or pursuant to Section 6, each Option shall expire, and all rights to purchase shares of Common Stock shall expire, on the tenth anniversary of the date on which the Option was granted.

     5.5 Exercise Period. Except to the extent otherwise provided in or pursuant to Section 6, or in the proviso to this sentence, Options shall become exercisable pursuant to the following schedule: with respect to one-fifth of the total number of shares of Common Stock subject to Option on the date twelve months after the date of its grant and with respect to an additional one-fifth of the total number of shares of Common Stock subject to the Option at the end of each twelve-month period thereafter during the succeeding four years; provided, however, that the Committee, in its sole discretion, shall have the authority to shorten or lengthen the exercise schedule with respect to any or all Options, or any part thereof, granted under the Plan.

     5.6 Required Terms and Conditions of ISOs. Each ISO granted to a Key Employee shall be in such form and subject to such restrictions and other terms and conditions as the Committee may determine, in its sole discretion, at the time of grant, subject to the general provisions of the Plan, the applicable Option Agreement, and the following specific rules:

          (a) Except as provided in Section 5.6(d), the per share exercise price of each ISO shall be the Fair Market Value of the shares of Common Stock on the date such ISO is granted. For all purposes hereunder, Fair Market Value shall be the price at which one share of Common Stock is last sold in the principal United States market for such stock as of the grant date.

          (b) The aggregate Fair Market Value (determined with respect to each ISO at the time such Option is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by an individual during any calendar year (under all incentive stock option plans of the Company and its parent and subsidiary corporations) shall not exceed $100,000. For purposes of this section, an Option is considered to be first exercisable during a calendar year if the Option will become exercisable at any time during the year, assuming that any condition on the Optionee's ability to exercise the Option related to the performance of services is satisfied. If the Optionee's ability to exercise the Option in the year is subject to an acceleration provision, then the Option is considered first exercisable in the calendar year in which the acceleration provision is triggered. If the aggregate Fair Market Value (determined at the time of grant) of the Common Stock subject to an Option that first becomes exercisable in any calendar year exceeds the limitation of this Section 5.6(b), much of the Option that does not exceed the applicable dollar limit shall be an ISO and the remainder shall be a NSO; but in all other respects, the original Option Agreement shall remain in full force and effect.

          (c) As used in this Section 5, the words "parent" and "subsidiary" shall have the meanings given to them in Section 424(e) and 424(f) of the Code.

          (d) Notwithstanding anything herein to the contrary, if an ISO is granted to an individual who owns, after application of the stock attribution rules of Department of Treasury Regulation section 1.424-1(a), stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or

                                Page 4 of 12



     subsidiary corporations, within the meaning of Section 422(b)(6) of the
     Code: (i) the purchase price of each share of Common Stock subject to the ISO shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date the ISO is granted; and
     (ii) the ISO shall expire and all rights to purchase shares thereunder shall cease no later than the fifth anniversary of the date the ISO was granted. For purposes of this paragraph: (i) shares of Common Stock that the Optionee may purchase under existing Options are not treated as shares owned by the Optionee; and (ii) the combined voting power of all shares of the Company actually owned and outstanding immediately before the grant of the Option does not include the voting power of treasury shares or shares of Common Stock authorized for issue under outstanding Options held by the Optionee or any other person.

          (e)  No ISOs may be granted under the Plan after February 26, 2017.

          (f) An inadvertent modification of an ISO shall not be treated as a modification to the extent the modification is reversed by the earlier of the date the Option is exercised or the last day of the calendar year during which such change occurred.

     5.7 Required Terms and Conditions of NSOs. Each NSO granted shall be in such form and subject to such restrictions and other terms and conditions as the Committee may determine, in its sole discretion, at the time of grant, subject to the general provisions of the Plan, the applicable Option Agreement, and the following specific rule: in no event may the exercise price be less than the Fair Market Value of the shares of Common Stock subject to such NSO.

Section 6.  Effect of Termination.

     6.1 Key Employee Termination Generally. Except as provided in Sections 6.2, 6.3 and 11, or by the Committee in its sole discretion, any Option shall terminate on the date of the Key Employee's termination of employment with the Company and its Subsidiaries: (i) for Good Cause (as defined in the Option Agreement); or (ii) voluntarily, for any other reason other than retirement, death, or disability. A Key Employee's transfer of employment from the Company to a Subsidiary, or from a Subsidiary to the Company, or from a Subsidiary to another Subsidiary, shall not constitute a termination of employment for purposes of the Plan. Options granted under the Plan shall not be affected by any change of duties in connection with the employment of the Key Employee or by military leave, sick leave, or other bona fide leave of absence (such as temporary employment by the government) if the period of such leave does not exceed three months or, if longer, so long as the Optionee's right to employment with the Company or a Subsidiary is provided either by statute or by contract. If the period of leave exceeds three months, and the Optionee's right to reemployment is not provided by either statute or contract, the Optionee's employment relationship is deemed to terminate on the first day immediately following such three-month period.

     6.2 Death and Disability. In the event of an Optionee's death or Disability (as defined below) during employment or service with the Company or any of its Subsidiaries, all Options held by the Optionee shall become fully exercisable on such date of death or Disability. Each of the Options held by such an Optionee shall expire on the earlier of:
(a) the first anniversary of the date of the Optionee's death or Disability; and (b) the date that such Option expires in accordance

                                5 of 12



with its terms. For purposes of this Section 6.2, "Disability" shall mean the inability of an individual to engage in any substantial gainful activity by reason of any medical determinable physical or mental impairment which is expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The Committee, in its sole discretion, shall determine the date of any Disability.

     6.3 Retirement of Key Employees. In the event the employment of a Key Employee with the Company and/or its Subsidiaries shall be terminated by reason of Employee Retirement, all Options held by the Key Employee shall become fully exercisable. Each of the Options held by such a Key Employee shall expire on the earlier of: (i) the first anniversary of the date of the Employee Retirement; and (ii) the date that such Option expires in accordance with its terms. For purposes of this Section 6.3, "Employee Retirement" shall mean retirement of a Key Employee after attaining age 55. In the event the employment of a Key Employee with the Company and/or its Subsidiaries shall be terminated by reason of a retirement that is not an Employee Retirement as herein defined, the Committee may, in its sole discretion, determine that the exercisability and exercise periods set forth in this
Section 6.3 shall be applicable to Options held by such Key Employee. Notwithstanding the foregoing, in the event the employment of a Key Employee who is also a Director of the Company is terminated by reason of Employee Retirement, all Options held by the Key Employee shall become fully exercisable, but each of the Options held by such a Key Employee shall expire on the earlier of: (i) the first anniversary of the date of the Key Employee's termination of service on the Board for any reason; and (ii) the date that such Option expires in accordance with its terms.

     6.4 Retirement of Non-Employee Directors. In the event the service of a Non-Employee Director on the Board shall be terminated by reason of the retirement of such Non-Employee Director of the Company in accordance with the Company's retirement policy for Directors, any Option or Options granted to such Non-Employee Director shall continue to vest and remain exercisable pursuant to Section 5, in the same manner and to the same extent as if such Director had continued his or her service on the Board during such period.

Section 7.  Exercise of Options.

     7.1 Notice. A person entitled to exercise an Option may do so by delivery of a written notice to that effect specifying the number of shares of Common Stock with respect to which the Option is being exercised and any other information the Committee may prescribe. The notice shall be accompanied by payment as described in Section 7.2. The notice of exercise shall be accompanied by the Optionee's copy of the writing or writings evidencing the grant of the Option. All notices or requests provided for herein shall be delivered to the Secretary of the Company.

     7.2 Exercise Price. Except as otherwise provided in the Plan or in any Option Agreement, the Optionee shall pay the purchase price of the shares of Common Stock upon exercise of any Option: (a) in cash; (b) in cash received from a broker-dealer to whom the Optionee has submitted an exercise notice consisting of a fully endorsed Option (however, in the case of an Optionee subject to Section 16 of the 1934 Act, this payment option shall only be available to the extent such insider complies with Regulation T issued by the Federal Reserve Board); (c) by delivering shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the Option exercise price; (d) by directing the Company to withhold such number of shares of Common Stock otherwise issuable upon exercise of such Option having an aggregate Fair Market Value on the date of exercise equal to the Option exercise price; (e) in the case of a Key Employee, by such other medium of payment as the Committee, in its discretion, shall authorize at the time of grant; or (f) by any combination of (a), (b), (c), (d) and (e). In the case of an election pursuant to (a) or (b) above, cash shall mean cash or a check issued by a federally insured bank or savings and loan, and made payable to the Company. In the case of payment pursuant to (b), (c) or (d) above, the Optionee's election must be made on or prior to the date of exercise and shall be irrevocable. In lieu of a separate election governing each exercise of an Option, an Optionee may file a blanket election with the Committee which shall govern all future exercises of Options until revoked by the Optionee. The Company shall issue, in the name of the Optionee, stock certificates representing the total number of shares of Common Stock issuable pursuant to the exercise of any Option as soon as reasonably practicable after such exercise, provided that any shares of Common Stock purchased by an Optionee through a broker-dealer pursuant to clause (b) above shall be delivered to such broker-dealer in accordance with 12 C.F.R section 220.3(e)(4) or other applicable provision of law.

     7.3 Taxes Generally. At the time of the exercise of any Option, as a condition of the exercise of such Option, the Company may require the Optionee to pay the Company an amount equal to the amount of the tax the Company or any Subsidiary may be required to withhold to obtain a deduction for federal and state income tax purposes as a result of the exercise of such Option by the Optionee or to comply with applicable law.

     7.4 Payment of Taxes. At any time when an Optionee is required to pay an amount required to be withheld under applicable income tax or other laws in connection with the exercise of an Option, the Optionee may satisfy this obligation in whole or in part by: (a) directing the Company to withhold such number of shares of Common Stock otherwise issuable upon exercise of such Option having an aggregate Fair Market Value on the date of exercise equal to the amount of tax required to be withheld; or (b) delivering shares of Common Stock of the Company having an aggregate Fair Market Value equal to the amount required to be withheld. In the case of payment of taxes pursuant to
(a) or (b) above, the Optionee's election must be made on or prior to the date of exercise and shall be irrevocable. The Committee may disapprove any election or delivery or may suspend or terminate the right to make elections or deliveries. In lieu of a separate election governing each exercise of an Option, an Optionee may file a blanket election with the Committee which shall govern all future exercises of Options until revoked by the Optionee.

     7.5 Attestation. Wherever in this Plan or any Option Agreement an Optionee is permitted to pay the Exercise Price of an Option or taxes relating to the exercise of an Option by delivering shares of Common Stock, the Optionee may, subject to procedures satisfactory to the Committee, satisfy such delivery requirements by presenting proof of beneficial ownership of such shares in which case the Company shall treat the Option as exercised without further payment and shall not withhold such number of shares of Common Stock from the Shares acquired by the exercise of the Option, as appropriate.

Section 8.  Transferability of Options.

     No Option granted pursuant to the Plan shall be transferable otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code. However, if an ISO is transferred incident to a divorce (within the meaning of Code Section 1041) or pursuant to a qualified domestic relations order (within the meaning of Code Section 414(p)), it shall cease to qualify as an ISO. Notwithstanding the second preceding sentence, an Optionee, at any time prior to his death, may assign all or any portion of an Option granted to him (other than an ISO) to (i) his spouse or lineal descendant,
(ii) the trustee of a trust for the primary benefit of his spouse or lineal descendant, (iii) a partnership of which his spouse and lineal descendants are the only partners, or (iv) a tax exempt organization as described in Code
Section 501 (c)(3). In such event, the spouse, lineal descendant, trustee, partnership or tax exempt organization will be entitled to all of the rights of the Optionee with respect to the assigned portion of such Option, and such portion of the Option will continue to be subject to all of the terms, conditions and restrictions applicable to the Option, as set forth herein and in the related Option Agreement immediately prior to the effective date of the assignment. Any such assignment will be permitted only if: (i) the Optionee does not receive any consideration therefore; and (ii) the assignment is expressly permitted by the applicable Option Agreement as approved by the Committee. Any such assignment shall be evidenced by an appropriate written document executed by the Optionee, and a copy thereof shall be delivered to the Company on or prior to the effective date of the assignment. In addition, the transfer of an ISO to a trust shall not disqualify the ISO if, under Code
Section 671 and applicable state law, the individual is considered to be the sole beneficial owner of the Option while it is held in trust.

Section 9.  Rights as Shareholder.

     An Optionee or a transferee of an Optionee pursuant to Section 8 shall have no rights as a shareholder with respect to any Common Stock covered by an Option or receivable upon the exercise of an Option until the Optionee or transferee shall have become the holder of record of such Common Stock, and no adjustments shall be made for dividends in cash or other property or other distributions or rights in respect to such Common Stock for which the record date is prior to the date on which the Optionee shall have in fact become the holder of record of the shares of Common Stock acquired pursuant to the Option.

Section 10.  Change in Control.

     10.1 Effect of Change in Control. Notwithstanding any of the provisions of the Plan or any Option Agreement evidencing Options granted hereunder, upon a Change in Control of the Company (as defined in Section 10.2) all outstanding Options shall become fully exercisable and all restrictions thereon shall terminate in order that Optionees may fully realize the benefits thereunder. Further, in addition to the Committee's authority set forth in
Section 3, the Committee, as constituted before such Change in Control, is authorized, and has sole discretion, as to any Option, either at the time such Option is granted hereunder or any time thereafter, to take any one or more of the following actions: (a) provide for the purchase of any such Option, upon the Optionee's request, for an amount of cash equal to the difference between the exercise price and the then Fair Market Value of the Common Stock covered thereby had such Option been currently exercisable; (b) make such adjustment to any such Option then outstanding as the Committee deems appropriate to reflect such Change in Control; and (c) cause any such Option then outstanding to be assumed, by the acquiring or surviving corporation, after such Change in Control.

     10.2 Definition of Change in Control. A "Change in Control" of the Company is deemed to occur upon:

           (a) The receipt by the Company of a Schedule 13D or other statement filed under Section 13(d) of the 1934 Act, indicating that any entity, person, or group has acquired beneficial ownership, as that term is defined in Rule 13d-3 under the 1934 Act, of more than 30% of the outstanding capital stock of the Company entitled to vote for the election of directors ("voting stock");

           (b) The commencement by an entity, person, or group (other than the Company or a Subsidiary) of a tender offer or an exchange offer for more than 20% of the outstanding voting stock of the Company;

           (c) The effective time of: (i) a merger or consolidation of the Company with one or more other corporations as a result of which the holders of the outstanding voting stock of the Company immediately prior to such merger or consolidation hold less than 80% of the voting stock of the surviving or resulting corporation; or (ii) a transfer of substantially all of the property of the Company other than to an entity of which the Company owns at least 80% of the voting stock; or

           (d) The election to the Board, without the recommendation or approval of the incumbent Board, of the lesser of: (i) three directors; or (ii) directors constituting a majority of the number of directors of the Company then in office.

Section 11.  Postponement of Exercise.

     The Committee may postpone any exercise of an Option for such time as the Committee in its sole discretion may deem necessary in order to permit the
Company: (a) to effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable upon the exercise of an Option under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction; (b) to permit any action to be taken in order to (i) list such shares of Common Stock on a stock exchange if shares of Common
Stock are then listed on such exchange or (ii) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock, including any rules or regulations of any stock exchange on which the shares of Common Stock are listed; or (c) to determine that such shares of Common Stock and the Plan are exempt from such registration or that no action of the kind referred to in (b)(ii) above needs to be taken; and the Company shall not be obligated by virtue of any terms and conditions of any Option or any provision of the Plan to recognize the exercise of an Option or to sell or issue shares of Common Stock in violation of the Securities Act of 1933 or the law of any government having jurisdiction thereof. Any such postponement shall not extend the term of an Option and neither the Company nor its directors or officers shall have any obligation or liability to an Optionee, to the Optionee's successor or to any other person with respect to any shares of Common Stock as to which the Option shall lapse because of such postponement.

Section 12.  Termination or Amendment of Plan.

     The Board or the Committee may terminate, suspend, or amend the Plan, in whole or in part, from time to time, without the approval of the shareholders of the Company to the extent allowed by law, provided, however, that a modification of the maximum aggregate shares of

Company Stock that may be issued under the Plan as set forth in Section 4.1 or the class of employees eligible to receive them as set forth in Section 2 shall require shareholder approval.

     The Committee may correct any defect or supply an omission or reconcile any inconsistency in the Plan or in any Option granted hereunder in the manner and to the extent it shall deem desirable, in its sole discretion, to effectuate the Plan.

     No amendment or termination of the Plan shall in any manner affect any Option theretofore granted without the consent of the Optionee, except that the Committee may amend the Plan in a manner that does affect Options theretofore granted upon a finding by the Committee that such amendment is in the best interest of holders of outstanding Options affected thereby.

     Without limiting the generality of the foregoing, to the extent applicable, notwithstanding anything herein to the contrary, the Plan and Options issued hereunder shall be interpreted in accordance with Code Section 409A and Department of Treasury Regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or guidance that may be issued after the Effective Date (as defined in Section
13). Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any amounts payable hereunder will be taxed to an Optionee under Code Section 409A and related Department of Treasury guidance, prior to payment to such Optionee of such amount, the Company may (a) adopt such amendments to the Plan and Option Agreement and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Committee determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Option Agreement hereunder and (b) take such other actions as the Committee deems necessary or appropriate to avoid the imposition of an additional tax under Code Section 409A.

Section 13.  Effective Date.

     The Plan has been adopted and authorized by the Board of Directors for submission to the shareholders of the Company. If the Plan as amended and restated is approved by the affirmative vote of a majority of the shares of the voting stock entitled to be voted by the holders of stock represented at a duly held shareholders' meeting, it shall be deemed to have become effective as of such date, February 26, 2007 (the "Effective Date"). The Committee may award Options under the Plan at any time after the Effective Date and before the termination of the Plan. The Plan will terminate upon the earliest of (i) the tenth anniversary of the Effective Date, or (ii) the date on which the Board terminates the Plan in accordance with Section 12; provided, however, that upon Plan termination, all Options outstanding under the Plan will continue to have full force and effect in accordance with the terms of the Option Agreement evidencing such Option.


Section 14.  Reporting and Disclosure of ISO.

     By January 31 of the year following the year an Optionee exercises an ISO (unless (i) January 31 falls on a Saturday, Sunday, or legal holiday, in which case the date will be adjusted in accordance with Code Section 7503 and the regulations thereunder or (ii) an extension of time for good cause is shown pursuant to Treasury Regulation Section 1.6039-1(a)(2)), an Optionee exercising an ISO shall be provided with a statement pursuant to Code Section 6039. The statement shall include the following information:

     (i)     the name, address, and EIN of the Company;

     (ii)    the name, address, and identifying number of the Optionee;

     (iii)   the date the ISO was granted;

     (iv) the date the shares of Common Stock were transferred to the Optionee;

     (v) the fair market value of the shares of Common Stock at the time the ISO is exercised;

     (vi) the number of shares of Common Stock transferred pursuant to the ISO;

     (vii) the type of option under which the shares of Common Stock were acquired; and

     (viii)  the total cost of all of the shares of Common Stock.

     If the Company provides this statement by mail, it will be deemed to be furnished to an Optionee if it is mailed to his/her last known address. With the written consent of the Optionee the statement described in this paragraph can be furnished electronically rather than in a paper format.

The Company shall identify any share of the Common Stock acquired through the exercise of an ISO in a manner sufficient to enable the accurate reporting of the transfer of record title of such shares. Such identification may be accomplished by assigning to the certificates of stock issued pursuant to such Option a special serial number or color.

Section 15.  Beneficiary Designation.

     Each Optionee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively and who need not be a natural person) to whom any benefit under the Plan is to be paid in case the Optionee should die before receiving any or all of his or her Plan benefits. Each beneficiary designation, which will become effective upon receipt by the Committee, will revoke all prior designations by the same Optionee, must be in a form prescribed by the Committee, and must be made during the Optionee's lifetime. If the Optionee's designated beneficiary predeceases the Optionee or no beneficiary has been designated, benefits remaining unpaid at the Optionee's death will be paid to the Optionee's estate or other entity described in the Optionee's Option Agreement in a manner consistent with Code Section 2518.

     In the event of any conflict between a designation of beneficiary hereunder and a designation under an Optionee's will, the designation hereunder shall prevail. A designated beneficiary may disclaim any Options hereunder.

Section 16.  409A Compliance.

     Notwithstanding any other provisions of this Plan or any Option Agreement hereunder, no Option shall be granted, deferred, accelerated, extended, paid out or modified under this Plan in a manner that would result in the imposition of an additional tax under Code Section 409A upon an Optionee. In the event it is reasonably determined by the Committee that, as a result of Code Section 409A, payment in respect of any Option under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Option Agreement, as the case may be, without causing the Optionee holding such award to be subject to taxation under Code Section 409A, the Company will make such payment on the first day that would not result in the Optionee incurring any tax liability under Code Section 409A.

                                  APPENDIX C


                 PROXY FOR 2007 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                     GENERAL EMPLOYMENT ENTERPRISES, INC.
             One Tower Lane, Suite 2200, Oakbrook Terrace, IL 60181


               ^FOLD AND DETACH HERE AND READ THE REVERSE SIDE^

                                   PROXY

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned shareholder of GENERAL EMPLOYMENT ENTERPRISES, INC. hereby appoints HERBERT F. IMHOFF, JR. and SHELDON BROTTMAN, and each of them, as the proxies (with full power of substitution) to vote all shares which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held on February 26, 2007 and any adjournment thereof.

If a vote is not specified, said proxies will vote FOR election of directors and FOR approval of the Amended and Restated General Employment Enterprises, Inc. 1997 Stock Option Plan.

        Continued, and to be marked, dated and signed on the reverse side. Please mail this proxy in the enclosed envelope as promptly as possible.




              ^FOLD AND DETACH HERE AND READ THE REVERSE SIDE^

                                                          Please mark
                                                           your votes    [X]
                                                           like this

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR APPROVAL OF THE AMENDED AND RESTATED GENERAL EMPLOYMENT ENTERPRISES, INC. 1997 STOCK OPTION PLAN. THE PROXY HOLDERS WILL HAVE FULL DISCRETION AND AUTHORITY TO VOTE CUMULATIVELY AND TO ALLOCATE VOTES AMONG ANY OR ALL OF THE NOMINEES FOR DIRECTOR AS THE PROXY HOLDERS MAY DETERMINE. IN ANY CASE, AND NOTWITHSTANDING THE FOREGOING, THE PROXY HOLDERS MAY VOTE THE SHARES REPRESETED HEREBY FOR LESS THAN THE ENTIRE NUMBER OF NOMINEES IF ANY SITUATION ARISES WHICH, IN THE OPINION OF THE PROXY HOLDERS, MAKES SUCH ACTION NECESSARY OR DESIRABLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS AND FOR APPROVAL OF THE AMENDED AND RESTATED GENERAL EMPLOYMENT ENTERPRISES, INC. 1997 STOCK OPTION PLAN.

1. ELECTION OF DIRECTORS, NOMINEES:                   FOR  WITHHOLD
   D. W. Baker, S. Brottman, A. Dailey,               [  ]   [  ]
   D. G. Danehey, H. F. Imhoff, Jr.,
   J. F. Lizzadro, K. M. Yauch

   For, except vote withheld from the following nominee(s): ________________________________.


2. APPROVAL OF THE AMENDED AND RESTATED GENERAL
   EMPLOYMENT ENTERPRISES, INC. 1997 STOCK OPTION
   PLAN                                                FOR  AGAINST  ABSTAIN
                                                       [  ]   [  ]    [  ]

3. In their discretion, in the transaction of such other business as may properly come before the meeting.

You are encouraged to specify your choices by marking the appropriate boxes with an "X" but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations.

                                                  COMPANY ID:

                                                 PROXY NUMBER:

                                                ACCOUNT NUMBER:


Signature: _________________ Signature: ___________________ Date: __________

NOTE: The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof. Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.